EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Pacific Sunwear of California, Inc. (the “Company”) on Form 10-Q for the quarter ended August 1, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, Gary H. Schoenfeld, the Chief Executive Officer of the Company, and Christopher R. Tedford, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(i)	the Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 10, 2015	/s/ GARY H. SCHOENFELD
Gary H. Schoenfeld
President, Chief Executive Officer and Director Pacific Sunwear of California, Inc.
(Principal Executive Officer)

Dated: September 10, 2015	/s/ CHRISTOPHER R. TEDFORD
Christopher R. Tedford
Vice President and Interim Chief Financial Officer Pacific Sunwear of California, Inc.
(Principal Financial and Accounting Officer)
This certification accompanies this Quarterly Report on Form 10-Q pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by such Act, be deemed filed by the Company for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.